                     REIMBURSEMENT AND SECURITY AGREEMENT

                                    between

                                  CULP, INC.,

                                      and

                      WACHOVIA BANK, NATIONAL ASSOCIATION

                           Dated as of July 1, 1997

                    Relating To $8,500,000 Principal Amount
        The Robeson County Industrial Facilities and Pollution Control
                Financing Authority Tax-Exempt Adjustable Mode
                     Industrial Development Revenue Bonds
                       (Culp, Inc. Project) Series 1997
                 _____________________________________________

                     REIMBURSEMENT AND SECURITY AGREEMENT


      THIS REIMBURSEMENT AND SECURITY AGREEMENT, dated as of July 1, 1997, is made and entered into by and between CULP, INC., a North Carolina corporation (the "Company"), and WACHOVIA BANK OF NORTH CAROLINA, NATIONAL ASSOCIATION, a national banking association with its principal office in Winston-Salem, North Carolina (the "Bank").

                             W I T N E S S E T H:

      WHEREAS, The Robeson County Industrial Facilities and Pollution Control Financing Authority (the "Issuer"), intends to issue its Tax-Exempt Adjustable Mode Industrial Development Revenue Bonds (Culp, Inc. Project) Series 1997 in the aggregate principal amount of $8,000,000 (the "Bonds") pursuant to an Indenture of Trust dated as of even date herewith (as the same may be supplemented pursuant to its terms, the "Indenture"), between the Issuer and First-Citizens Bank & Trust Company, as trustee (together with any successors in trust, the "Trustee"); and

      WHEREAS, pursuant to a Loan Agreement dated as of even date herewith (as the same may be amended pursuant to its terms and the terms of the Indenture, the "Loan Agreement") between the Issuer and the Company, the Issuer will loan the proceeds of the Bonds to the Company (i) to finance the acquisition, construction and equipping of certain facilities more fully described in the Loan Agreement (the "Project"), and (ii) to pay certain costs of issuing the Bonds; and

      WHEREAS, to provide additional security for the payment of the Bonds, the Company has requested that the Bank issue an irrevocable, direct-pay letter of credit substantially in the form of Exhibit A attached hereto and by this reference made a part hereof (as the same may be amended from time to time, the "Letter of Credit"); and

      WHEREAS, the Company has also entered into a credit agreement dated as of April 23, 1997 (the "Credit Agreement"), among the Company, the Banks listed therein, and Wachovia Bank of Georgia, N.A., as Agent ("Agent"); and

      WHEREAS, as a condition to issuing the Letter of Credit, the Company and the Bank have agreed to enter into this Reimbursement Agreement to set forth the Company's obligations to reimburse the Bank for any draws on the Letter of Credit;

      NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                           ARTICLE I.  DEFINITIONS.


      Section I.1. Defined Terms. Unless otherwise specifically defined herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement. In the event the Credit Agreement is no longer in effect, such terms and any other references to the terms of the Credit Agreement shall have the meanings and substance assigned to-them in the Credit Agreement immediately prior to its termination. Furthermore, in addition to the words and terms defined above, the following terms when used herein shall have the following respective meanings:

      "Bankruptcy Code" means Title 11 of the United States Code, as amended, and any successor statute or statutes having substantially the same function.

      "Business Day" means any day on which the offices of the Bank at which drawings on the Letter of Credit are made, the Trustee, the Paying Agent, the Tender Agent, the Registrar (as each such term is defined in the Indenture) and the Remarketing Agent are each open for business and on which The New York Stock Exchange is not closed.

      "Closing Date" means July 10, 1997.

      "Code" means the Internal Revenue Code of 1986, as amended, or any successor federal tax code. Any reference to any provision of the Code shall also include the income tax regulations promulgated thereunder, whether final, temporary or proposed.

      "Date of Issuance" means the date on which the Bonds are initially issued.

      "Default" means any event that, with the passage of time or giving of notice, or both, would constitute an Event of Default.

      "Default Rate" means on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans under the Credit Agreement (irrespective of whether any such type of Loans are actually outstanding thereunder).

      "Environmental Law" means any federal, state or local law, statute, ordinance, rule, regulation, permit, license, approval, interpretation, order, guidance or other legal requirement (including without limitation any subsequent enactment, amendment or modification) relating to the protection of human health or the environment, including, but not limited to, any requirement pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of materials that are or may constitute a threat to human health or the environment.

      "Event of  Default"  means any of the events  specified  in Section  8.1 hereof.

      "Expiration Date" means the Initial Expiration Date or, if the stated term of the Letter of Credit is extended as contemplated in Section 2.2(b) hereof, the last day of each Successive Extension Period.

      "Fee  Percentage"  means (i) on the Closing  Date,  .40% per annum,  and
(ii) on each Payment Date thereafter, the percentage determined on such Payment Date by reference to the table set forth below and the Debt/EBITDA Ratio for the quarterly or annual period ending immediately prior to such Payment Date:

       Debt/EBITDA Ratio                             Fee Percentage
          Less than 1.5 to 1.0                            .35%

          Equal to or greater than 1.5 to 1 but
          Less than 2.3 to 1                              .40%

          Equal to or greater than 2.3 to 1 but
          Less than 2.5 to 1                              .50%

          Greater than 2.5 to 1                           .65%

      "Financial Statements" means the annual audited consolidated financial statements of the Company and its Subsidiaries at April 30 and for the year then ended.

      "Generally Accepted Accounting Principles" means generally accepted accounting principles, applied on a consistent basis for the Company and its Subsidiaries on a consolidated basis throughout the period indicated, as further described in Section-1.02 of the Credit Agreement.

      "Governmental Authority" means any nation or government, any state, department, agency or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

      "Hazardous Material" means any substance or material meeting any one or more of the following criteria: (i) it is or contains a substance designated as a hazardous waste, hazardous substance, pollutant, contaminant or toxic substance under any Environmental Law; (ii) it is toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous, (iii) its presence requires investigation or remediation under an Environmental Law or common law; (iv) it constitutes a danger, nuisance, trespass or health or safety hazard to persons or property; and/or (v)-it is or contains, without limiting the foregoing, petroleum hydrocarbons.
      "Initial Expiration Date" means March 1, 2001.

      "Letter of Credit Amount" means, at any time, the aggregate of the Letter of Credit - Principal Component and the Letter of Credit - Interest Component, subject to reduction or reinstatement as provided in the Letter of Credit.

      "Letter of Credit - Interest Component" has the meaning ascribed thereto in Section 2.1 hereof.

      "Letter of Credit - Principal Component" has the meaning ascribed thereto in Section 2.1 hereof.

      "Material  Adverse  Change" means a material  adverse  change in, any of
(i)-the financial condition, operations, business, properties or prospects of the Company and its Subsidiaries, taken as a whole; (ii)-the ability of the Company or any Subsidiary to perform under this Agreement or any Related Document in any material respect or any other material contract to which any one or more of them is a party in any material respect; (iii)-the legality, validity or enforceability of this Agreement or any Related Document; or
(iv)-the perfection or priority of the liens of the Bank granted under this Agreement or any Related Document or the rights and remedies of the Bank under this Agreement or any Related Document (other than a change resulting from any act or omission by the Bank).

      "Moody's" means Moody's Investors Service and any successor thereto which is a nationally recognized rating agency.

      "Notice of Adjustment" has the meaning ascribed thereto in Section 2.4(b) hereof.

      "Notice of Non-Extension" means a written notice delivered by the Bank to the Trustee, the Company and the Rating Agency to the effect that the Letter of Credit will not be extended for a Successive Extension Period.

      "Offering Memorandum" means collectively the Preliminary Offering Memorandum and the Offering Memorandum with respect to the initial offering and sale of the Bonds, together with the Supplement to Offering Memorandum to be distributed in connection with the remarketing of the Bonds following the Closing Date.

      "Payment Date" means each July 10, commencing July 10, 1998.

      "Person" means an individual, a corporation, a partnership, a limited liability company, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

      "Placement Agent" means Wachovia Bank of North Carolina, National Association, in its capacity as placement agent under the Placement Agreement.

      "Placement Agreement" means the Placement Agreement as defined in the Indenture.

      "Pledged  Bond  Collateral"  has the  meaning  set forth in Section  9.1 hereof.

      "Pledged Bonds" means those Bonds which have been purchased from monies drawn under the Letter of Credit and not remarketed by the Remarketing Agent pursuant to of the Indenture.

      "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered for purchase pursuant to the Indenture plus accrued and unpaid interest thereon to the date of purchase.

      "Rating Agency" means Moody's, Standard & Poor's and any other national rating service acceptable to the Trustee, the Remarketing Agent, the Bank and the Company that has a rating of the Bonds in effect at that time.

      "Reimbursement   Agreement"  means  this   Reimbursement   and  Security
Agreement, as the same may be amended, modified, supplemented or restated from time to time.

      "Reimbursement Obligations" means any one or more of the obligations of the Company to the Bank under this Reimbursement Agreement, including but not limited to the obligations specified in Section 2.5 of this Reimbursement Agreement.

      "Related Documents" means the Bonds, the Indenture, the Loan Agreement, the Placement Agreement, the Remarketing Agreement and any other instrument, document, agreement or certificate relating thereto or otherwise executed and delivered in connection with the issuance of the Bonds or the Letter of Credit.

      "Remarketing Agent" means Wachovia Bank of North Carolina, National Association, and its successors appointed and serving in such capacity under the Indenture.

      "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and any successor thereto which is a nationally recognized rating agency.

      "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time, directly or indirectly, by the Company.

      "Successive  Extension  Period"  has the  meaning  ascribed  thereto  in
Section 2.2(b) hereof.

      "Tender Advance" means a loan by the Bank to the Company made pursuant to Section 2.6 hereof, the proceeds of which are used to reimburse the Bank for the amount of a corresponding Tender Drawing.

      "Tender Advance Interest Rate" means the interest rate applicable to a Euro-Dollar Loan under the Credit Agreement as of the date of such Tender Advance.

      "Tender Agent" has the meaning ascribed thereto in Article-I of the Indenture.

      "Tender Drawing" means a drawing under the Letter of Credit to pay the portion of the Purchase Price of the Bonds allocable to principal.

      "Termination Date" means the earliest of (i) the close of business on the Expiration Date, (ii) the date on which the principal amount of and interest on the Bonds shall have been paid in full, (iii) the close of business on the second Business Day following conversion of the interest rate on the Bonds to a Fixed Rate (as defined in the Indenture), (iv) the date on which the Bank honors the draft drawn on the Letter of Credit pursuant to the Indenture following the occurrence of an Event of Default (as defined in the Indenture) and an acceleration, (v) the date the Letter of Credit is surrendered to the Bank for cancellation, or (vi) the date the Bank honors the final drawing available under the Letter of Credit.

      Section I.2.      Accounting  Terms.  Any accounting  terms used in this
Reimbursement   Agreement   that  are  not   specifically   defined  shall  be
interpreted as set forth in Section-1.02 of the Credit Agreement.

      Section I.3.      Singular/Plural.    Unless   the   context   otherwise
requires, words in the singular include the plural and words in the plural include the singular.

                      ARTICLE II.  THE LETTER OF CREDIT.

      Section II.1. Agreement to Issue Letter of Credit. Subject to the terms and conditions hereinafter set forth, the Bank hereby agrees to issue the Letter of Credit on the Date of Issuance. The Letter of Credit shall be issued in an amount equal to the sum of (i) the aggregate principal amount of the Bonds (the "Letter of Credit - Principal Component"), plus (ii) an amount equal to 120 days' interest on the Bonds, computed as though the Bonds bore interest at the rate of 15% per annum, notwithstanding the actual rate borne by the Bonds from time to time, based on a 360-day year for the actual number of days elapsed (the "Letter of Credit - Interest Component").

      Section II.2. Term of the Letter of Credit; Extensions of the Stated Term; Cancellation or Replacement of the Letter of Credit.

      (a)   The term of the  Letter  of Credit  shall  end on the  Termination
Date.

      (b) The initial term of the Letter of Credit is stated to expire, subject to earlier termination, on the Initial Expiration Date. The Initial Expiration Date will be automatically extended, subject to earlier termination, for successive additional periods of one calendar month each ("Successive Extension Periods") until the fifth day of the thirteenth calendar month following the calendar month during which the Company, the Trustee, and the Rating Agency receive a Notice of Non-Extension from the Bank. The Bank's decision to deliver a Notice of Non-Extension shall be made in its sole discretion and no course of dealing or other circumstance shall be deemed to require the Bank to refrain from delivering a Notice of Non-Extension. The Company shall provide prior written notice to the Trustee of any amendment or modification of this Section 2.2(b).

      (c) The Letter of Credit may be canceled or replaced at any time without penalty or premium at the request of the Company upon satisfaction of all conditions specified in subsections (i), (ii) and (iii) hereof:

             (i) the Company shall have given not less than thirty (30) days prior written notice to the Bank that the Company desires to cancel or replace the Letter of Credit;

            (ii) the Letter of Credit shall have been returned to the Bank for cancellation; and

           (iii) all Reimbursement Obligations (including all Letter of Credit fees) shall have been paid in full.

      Upon the cancellation or replacement of the Letter of Credit in accordance with this Section, the Bank will within ten (10) days of the effective date of such cancellation or replacement refund to the Company any unearned portion of the letter of credit fee previously paid by the Company to the Bank pursuant to Section-2.4(a).

      Section II.3. Reduction of Letter of Credit Amount; Restoration of Letter of Credit Amount. Without limiting the provisions of the Letter of Credit, the Letter of Credit - Interest Component shall be reduced in an amount  equal to any draw to pay  interest  on the Bonds  (including  interest constituting a portion of the Purchase Price of Bonds), but shall be reinstated automatically ten (10) calendar days after drawing unless the Bank shall have notified the Trustee that (i) the Bank has not been reimbursed for said drawing or (ii) that an Event of Default has occurred and is continuing. In addition, and without limiting the provisions of the Letter of Credit, the Letter of Credit - Principal Component shall be reduced in an amount equal to any draw to pay principal of the Bonds (including any Tender Drawing), but, with respect to any Tender Drawing, such amount will be reinstated upon receipt by the Trustee of notice from the Bank that the Tender Advance applicable thereto has been repaid.

      Section II.4.  Fees Relating to Letter of Credit.

      (a) The Company hereby agrees to pay to the Bank annually in advance, commencing on the Closing Date and thereafter on each Payment Date, a letter of credit fee, calculated in the manner provided in the last paragraph of
Section 2.06(a)(ii) of the Credit Agreement, equal to the product of the Letter of Credit Amount in effect on the date of such payment (after giving effect to any reduction in the Letter of Credit Amount resulting from a redemption of Bonds on such date) multiplied by the applicable Fee Percentage. The letter of credit fee shall be computed on the basis of the actual number of days elapsed over a 360-day year. If a Tender Advance is outstanding on any Payment Date, the Company shall pay to the Bank an additional letter of credit fee on any date when all or a portion of the principal amount of such Tender Advance is repaid equal to the product of the principal amount of the Tender Advance being repaid, multiplied by (1) the Fee Percentage, and (2) the number of days from the date of such repayment until the next Payment Date divided by 360.

      (b) If, after the date hereof, any law or regulation shall be adopted or any change in any law or regulation or in the interpretation thereof by any Governmental Authority shall occur, which adoption or change shall either: (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, the Bank, or (ii) impose on the Bank any other condition relating, directly or indirectly, to this Reimbursement Agreement or the Letter of Credit, and the result of any event referred to in clause (i) or (ii) of this subsection shall be to increase the cost to the Bank of issuing or maintaining the Letter of Credit, then the Company shall pay to the Bank, upon demand therefor by the Bank, such additional amounts as the Bank shall reasonably determine are necessary to compensate the Bank for such increased cost, together with interest on such amount calculated at the Default Rate from the date of such demand until payment in full if such amount is not paid in full within thirty (30) days after such demand. The Bank shall deliver to the Company a certificate as to such increased cost incurred by the Bank as a result of any event mentioned in this subsection, setting forth in reasonable detail the basis therefor and the manner of calculation thereof, as soon as practicable after the Bank becomes aware of such change, which certificate shall be conclusive (absent manifest error) as to the amount set forth therein.

      (c) If after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any Governmental Authority, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations under the Letter of Credit to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy), then the Company shall pay to the Bank, upon demand therefor by the Bank, such additional amounts as the Bank shall reasonably determine are necessary to compensate the Bank for such reduced rate of return, together with interest on such amount calculated at the Default Rate from the date of such demand until payment in full if such amount is not paid in full within thirty (30) days after such demand. The Bank shall deliver to the Company a certificate as to such reduced rate of return incurred by the Bank as a result of any event mentioned in this subsection, setting forth in reasonable detail the basis therefor and the manner of calculation thereof, as soon as practicable after the Bank becomes aware of such change, which certificate shall be conclusive (absent manifest error) as to the amount set forth therein. In determining such amount, the Bank may use any reasonable averaging and attribution methods.

      (d) The Company hereby agrees to pay to the Bank upon each drawing under the Letter of Credit in accordance with its terms a drawing fee equal to $100.00 per drawing, unless the Bank or one of its Affiliates is serving as Paying Agent pursuant to the terms of the Indenture on the date of such drawing. Such fee is due and payable on the date each drawing under the Letter of Credit is made.

      Section II.5.  Reimbursement of Drawings under Letter of Credit.

      (a) The Company hereby agrees to pay to the Bank immediately after and on the same Business Day as any amount is drawn and paid under the Letter of Credit a sum equal to the amount so drawn; provided, however, that if the Bank makes a Tender Advance pursuant to Section 2.6 on account of a Tender Drawing, the Company's obligation to reimburse the Bank for the amount of such Tender Drawing shall be deemed satisfied by the Bank's application of the proceeds of such Tender Advance.

      (b) If the Company fails to pay to the Bank any amount when due under this Reimbursement Agreement, interest shall accrue on any and all such amounts at the Default Rate (in the case of interest on interest, to the maximum extent permitted by law), commencing the day after such amounts first became due until payment in full, and the Company hereby agrees to pay such accrued interest to the Bank upon demand.

      Section II.6. Tender Advances, Prepayments, Interest Computations and Notices.

      (a) The Bank agrees to make Tender Advances to the Company for the purpose of paying Tender Drawings arising from time to time (other than a Tender Drawing upon conversion of the interest rate on the Bonds to a "Fixed Rate" as defined in the Indenture), subject to the following conditions precedent: (i) the representations and warranties contained in Article V hereof shall be true and correct on and as of the date of such Tender Drawing as if made on and as of such date; and (ii) after giving effect to the foregoing clause (i), no Default or Event of Default under this Reimbursement Agreement shall have occurred and be continuing. Each Tender Advance shall be in an amount equal to a corresponding Tender Drawing and the proceeds of such Tender Advance shall be applied by the Bank automatically to the payment in full of such Tender Drawing. The Company hereby agrees to pay to the Bank the aggregate unpaid principal amount of all Tender Advances, together with all accrued and unpaid interest thereon, on the Termination Date. [The Tender Advances may, but need not, be made against and evidenced by such promissory notes or instruments as the Bank may deem appropriate. Where a Tender Advance is evidenced by a promissory note or other instrument, the Company hereby authorizes the Bank to endorse on any schedule which may be attached thereto the amount of each Tender Advance made by the Bank to the Company hereunder, the date such Tender Advance is made and the amount of each payment or prepayment of principal of such Tender Advance received by the Bank; provided, however, that any failure by the Bank to make any such endorsement shall not limit, modify or affect the obligations of the Company hereunder or under any promissory note or instrument relating thereto in respect of such Tender Advances.]
      (b) The Company hereby promises to pay to the Bank interest at a rate per annum equal to the Tender Advance Interest Rate on the unpaid principal amount of each Tender Advance for the period commencing on the date of such Tender Advance to, but excluding, the date such Tender Advance is paid in full; provided, however, that if the Company fails to pay any portion of the principal of or accrued interest on any Tender Advance when due, interest on the unpaid principal amount of each Tender Advance shall accrue and be payable in accordance with the provisions of Section 2.5(b). Accrued interest on each Tender Advance shall be payable (i) on each Payment Date,
(ii) upon the payment or prepayment thereof (but only on the principal so paid or prepaid), and (iii) on the Termination Date.

      (c) All Tender Advances may be prepaid: (i)-at any time by the Company on one (1) Business Day's notice stating the amount to be prepaid (which shall be $5,000 or a whole number multiple thereof); and (ii)-at any time on behalf of the Company on one (1) Business Day's notice from the Company or the Remarketing Agent directing the Bank to deliver (or, if the Bonds are then maintained in book-entry form, authorize the release of) a specified principal amount of Pledged Bonds held by or for the benefit of the Bank for remarketing pursuant to Section-2.7 of the Indenture. Each such notice of prepayment shall be irrevocable and shall specify the Tender Advance to be prepaid and the amount of the Tender Advance to be prepaid and the date of prepayment (which date shall be a Business Day). Upon payment to the Bank of the amount to be prepaid pursuant to clause (i) or (ii) above, together with accrued interest, as set forth in Section 2.6(b)(ii) hereof, to the date of such prepayment on the amount to be prepaid, the outstanding obligations of the Company under Section 2.6(a) shall be reduced by the amount of such prepayment, interest shall cease to accrue on the amount prepaid, and the Bank shall release or authorize the release from the pledge and security interest created under Section 9.1 hereof a principal amount of Pledged Bonds equal to the amount of such prepayment. Such Bonds shall be delivered to (or, if the Bonds are then maintained in book-entry form, registered for the account of) the Company, in the event of a prepayment pursuant to clause (i) above, or the Remarketing Agent pursuant to Section-2.7 of the Indenture, in the event of a prepayment pursuant to clause
(ii)-above, as appropriate.

      Section II.7. Form and Place of Payments; Computation of Interest. All payments by the Company to the Bank hereunder shall be made in lawful currency of the United States and in immediately available funds at the Bank's principal office, which at the date hereof is located at Winston-Salem, North Carolina. Whenever any payment hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day, and any interest payable thereof shall be payable for such extended time at the specified rate. All interest (including, without limitation, interest on Tender Advances) and fees hereunder shall be computed on the basis of the actual number of days elapsed over a 360-day year and shall include the first day but exclude the last day of the relevant period.

                      ARTICLE III.  OBLIGATIONS ABSOLUTE.

      Section III.1.  Obligations  Absolute,  Unconditional  and  Irrevocable.
The obligations of the Company under this Reimbursement Agreement and the Related Documents shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms hereof and thereof, under all circumstances whatsoever, irrespective of any of the following circumstances:

      (a)   any  lack of  validity  or  enforceability  of this  Reimbursement
Agreement,  the  Letter  of  Credit,  the  Bonds or any of the  other  Related
Documents;

      (b) any amendment or waiver of or any consent to departure from this Reimbursement Agreement, the Letter of Credit, the Bonds or all or any of the other Related Documents (except to the extent such amendment or waiver expressly relieves the Company of an obligation under this Reimbursement Agreement or the Related Documents);

      (c) the existence of any claim, setoff, defense or other rights which the Company or any other Person may have at any time against the Trustee, the Placement Agent, the Remarketing Agent, the Paying Agent, the Tender Agent, any beneficiary or any transferee of the Letter of Credit (or any Person for whom the Trustee, the Placement Agent, the Remarketing Agent, the Paying Agent, the Tender Agent, any such beneficiary or any such transferee may be acting), the Bank, or any other Person, whether in connection with this Reimbursement Agreement, the Letter of Credit, the Bonds, the Credit Agreement or any of the other Related Documents or any unrelated transaction;

      (d) any statement or any other document presented under the Letter of Credit proves to be forged, fraudulent or invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever (absent gross negligence or willful misconduct by the Bank);

      (e) payment by the Bank under the Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit (absent gross negligence or willful misconduct by the Bank); and

      (f) any other circumstance or happening whatsoever whether or not similar to any of the foregoing.

      Nothing contained herein shall act as a waiver of any rights or claims the Company may have against the Bank or any other party listed in Section 3.1(c) above.

                     ARTICLE IV.  CONDITIONS PRECEDENT TO
                     EXECUTION OF REIMBURSEMENT AGREEMENT

      Section IV.1. Conditions Precedent to Execution of Reimbursement Agreement. Each of the following is a condition precedent to the obligation of the Bank to enter into this Reimbursement Agreement.

      (a) On or before the Closing Date, the Bank shall have received the following documents, instruments, opinions and certificates, each in form and substance satisfactory to the Bank:

             (i) a duly executed original of this Reimbursement Agreement and each of the other Related Documents;

            (ii) a closing certificate executed by a principal financial officer of the Company to the effect that no Default has occurred and is continuing under the Credit Agreement, and that the representations and warranties of the Company contained in Article IV of the Credit Agreement are true in all material respects on and as of the Closing Date;

           (iii) an Officer's Certificate, as defined in Section-3.01(f) of the Credit Agreement, addressed to the Bank, together with a copy of the items described in such section; and

            (iv) the opinion of counsel for the Company dated the Date of Issuance, addressed to it, in substantially the form attached to the Placement Agreement as Exhibit-"D";

             (v)  the  unqualified   approving  opinion  of  bond  counsel  in
      substantially   the  form   attached  to  the  Offering   Memorandum  as
      Appendix-"C";

            (vi) the supplemental opinion of bond counsel in substantially the form attached to the Placement Agreement as Exhibit-"A";

           (vii)  the   opinion  of  counsel   with   respect  to   bankruptcy
      preference issues as they relate to the Bonds in substantially the form attached to the Placement Agreement as Exhibit-"B";

          (viii) the opinion of counsel for the Issuer dated the Date of Issuance in substantially the form attached to the Placement Agreement as Exhibit "C";

            (ix) certified copies of all approvals, authorizations, or consents of, or notices to or registrations with, any Governmental Authority required to be obtained, given or effected by the Company with respect to the Bonds, any of the Related Documents or the Project; and

             (x) such other documents, instruments, opinions, certificates, approvals or consents as the Bank may reasonably request.

      (b) As of the Closing Date the Bank shall be satisfied that there has been no Material Adverse Change, and that all information, representations and materials submitted to the Bank by the Company in connection with the issuance of the Letter of Credit are accurate and complete in all material respects.

                  ARTICLE V.  REPRESENTATIONS AND WARRANTIES.

      The representations and warranties of the Company set forth in Article-IV of the Credit Agreement are hereby incorporated by reference as is set forth herein. Such representations and warranties are true and accurate on the date hereof (and the date of any Tender Advance, if any, made pursuant to this Reimbursement Agreement).

                            ARTICLE VI.  COVENANTS.

      Until  the  Letter  of  Credit  has  terminated  and  all  Reimbursement
Obligations have been paid in full, the Company will, and will cause its Subsidiaries to:

      Section VI.1.  Financial and Business Information.  Deliver to the Bank:

      (a) As soon as available and in any event within forty-five (45) days after the close of each of the first three Fiscal Quarters of each Fiscal
Year of the Company, beginning with the current quarter, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related consolidated statement of income and statement of cash flows for such Fiscal Quarter then ended and for that portion of the Fiscal Year then ended, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower;

      (b) As soon as available and in any event within ninety (90) days after the close of each Fiscal Year, consolidated balance sheets of the Company and its consolidated Subsidiaries as of the close of such Fiscal Year and the related audited consolidated statements of income, shareholders' equity and cash flows for each Fiscal Year, setting forth in comparative form the corresponding figures for the preceding Fiscal Year, all certified by KPMG Peat Marwick LLP or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Bank;

      (c) Concurrently with the delivery of the financial statements described in subsections (a) and (b) above, a certificate required by Section 5.01(c) of the Credit Agreement, in substantially the form of Exhibit-F to the Credit Agreement addressed to the Bank; and

      (d) Copies of any other documents, instruments, certificates and notices required to be delivered to the Agent pursuant to Section 5.01 of the Credit Agreement.

      Section  VI.2.  Notice  of  Certain  Events.  Promptly  give  notice  in
writing  to  the  Bank  of  any   Default  or  Event  of  Default   under  the
Reimbursement Agreement.

      Section VI.3. Covenants Incorporated by Reference. The covenants of the Company set forth in Sections 5.02 through 5.05, inclusive, and 5.07 through 5.22, inclusive, of the Credit Agreement are hereby incorporated by reference and shall be deemed to be made for the benefit the Bank under the Reimbursement Agreement as if fully set forth herein; provided that in all such covenants, the terms "the Banks" and "the Agent" shall be deemed to include the Bank, and the Bank shall be entitled to receipt of all notices, instruments, certificates and documents required to be delivered to the Banks or the Agent pursuant to such sections.


                            ARTICLE VII.  RESERVED.

                  ARTICLE VIII.  EVENTS OF DEFAULT; REMEDIES.

      Section VIII.1. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

      (a) The Company shall fail to pay when due any amount payable under this Reimbursement Agreement;

      (b) The Company shall fail to observe or perform any covenant, restriction or agreement contained in Sections 6.1, 6.2 and 6.3 of this Reimbursement Agreement;

      (c) The Company shall fail to observe or perform any covenant, restriction or agreement contained in this Reimbursement Agreement and not described in Sections 8.1(a) and (b) above for thirty (30) days after receipt by the Company of written notice from the Bank;

      (d) Any representation, warranty, certification or statement made or deemed made by the Company in Article V of this Reimbursement Agreement, in any Related Document, in the Credit Agreement or in any certificate, financial statement or other document delivered pursuant to this Reimbursement Agreement or any Related Document shall prove to have been incorrect in any material respect when made or deemed made;

      (e) A default or event of default as defined in any Related Document shall occur and be continuing; or

      (f) A default or event of default as defined in the Credit Agreement or in any other agreement between the Company and the Bank shall occur and be continuing.

      Section   VIII.2.   Remedies.   Upon  the   occurrence  and  during  the
continuance of any Event of Default:

      (a) Acceleration of Indebtedness. The Bank may, in its sole discretion, (i)-declare all Tender Advances and all other amounts due hereunder and all interest accrued thereon to be immediately due and payable, and upon such declaration the same shall become and be immediately due and payable, without presentment, protest or other notice of any kind, all of which are hereby waived by the Company, (ii) notify the Trustee of such occurrence and thereby require the Trustee immediately to declare the principal of all Bonds then outstanding and the interest accrued thereon immediately due and payable pursuant to the Indenture, and (iii)-pursue all remedies available to it by contract, at law or in equity.

      (b) Right of Set-off. The Bank may, and is hereby authorized by the Company, at any time and from time to time, to the fullest extent permitted by applicable laws, without advance notice to the Company (any such notice being expressly waived by the Company), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and any other indebtedness at any time owing by the Bank or any of its Affiliates to or for the credit or the account of the Company against any or all of the obligations of the Company under this Reimbursement Agreement now or hereafter existing, whether or not such obligations have matured. The Bank agrees promptly to notify the Company after any such set-off or application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

      (c) Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the Bank's rights and remedies set forth in this Reimbursement Agreement is not intended to be exhaustive and the exercise by the Bank of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, under any Related Documents or under any other agreement between the Company and the Bank or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Company and the Bank or their agents or employees shall be effective to change, modify or discharge any provision of this Reimbursement Agreement or any of the Related Documents or to constitute a waiver of any Event of Default.

                          ARTICLE IX.  PLEDGED BONDS.

      Section  IX.1.  The  Pledge.   The  Company  hereby  pledges,   assigns,
hypothecates, transfers, and delivers to the Bank all its right, title and interest to, and hereby grants to the Bank a first lien on, and security interest in, all right, title and interest of the Company in and to the following (hereinafter collectively called the "Pledged Bond Collateral"):

             (i)  all Pledged Bonds;

            (ii) all income, earnings, profits, interest, premium or other payments in whatever form in respect of the Pledged Bonds; and

           (iii) all proceeds (cash and non-cash) arising out of the sale, exchange, collection, enforcement or other disposition of all or any portion of the Pledged Bonds.

The Pledged Bond Collateral shall serve as security for the payment and performance when due of the Reimbursement Obligations. The Company shall deliver, or cause to be delivered, the Pledged Bonds to the Bank or to a pledge agent designated by the Bank immediately upon receipt thereof or, in the case of Pledged Bonds held under a book-entry system administered by The Depository Trust Company ("DTC"), New York, New York (or any other clearing corporation), the Company shall cause the Pledged Bonds to be reflected on the records of DTC (or such other clearing corporation) as a position held by the Bank (or a pledge agent acceptable to the Bank) as a DTC participant (or a participant in such other clearing corporation) and the Bank (or its pledge agent) shall reflect on its records that the Pledged Bonds are owned beneficially by the Company subject to the pledge in favor of the Bank.

      Section IX.2. Remedies Upon Default. If any Event of Default shall have occurred and be continuing, the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Company or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Bond Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Bond Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Bond Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby expressly waived or released. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Bond Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Reimbursement Obligations in such order as the Bank may elect, the Company remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Bank of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code, need the Bank account for the surplus, if any, to the Company. The Company agrees that the Bank need not give more than ten days notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Company if it has signed after Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to the Bank in this Reimbursement Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Reimbursement Obligations, the Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of North Carolina at that time.

      If the Bank sells any of the Pledged  Bond  Collateral  pursuant to this
Section 9.2, the Bank agrees that it will reinstate the Letter of Credit in an amount sufficient to cover all principal and accrued interest on the Bonds so sold for up to 120 days at 15% per annum (computed on the basis of a 360-day year).

      Section IX.3. Valid Perfected First Lien. The Company covenants that the pledge, assignment and delivery of the Pledged Bond Collateral hereunder will create a valid, perfected, first priority security interest in all right, title or interest of the Company in or to such Pledged Bond Collateral, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Company which would include the Pledged Bond Collateral. The Company covenants and agrees that it will defend the Bank's right, title and security interest in and to the Pledged Bond Collateral and the proceeds thereof against the claims and demands of all persons whomsoever.

      Section IX.4. Release of Pledged Bonds. Pledged Bonds shall be released from the security interest created hereunder upon satisfaction of the Reimbursement Obligations with respect to such Pledged Bonds as provided in Section 2.8 of the Indenture.

                          ARTICLE X.  MISCELLANEOUS.

      Section X.1. Costs, Expenses and Taxes. The Company agrees to pay on demand all reasonable out-of-pocket expenses of the Bank, including reasonable fees and disbursements of counsel, in connection with: (i)-the preparation, execution, delivery, and filing, if required, of this Reimbursement Agreement, the Letter of Credit, the Related Documents and otherwise in connection with the issuance of the Bonds (ii)-any amendments, supplements, consents or waivers hereto or thereto, and (iii)-the administration or enforcement of this Reimbursement Agreement, the Bonds, the Letter of Credit and the Related Documents and any other documents which may be delivered in connection herewith or therewith. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Reimbursement Agreement and the Related Documents and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. It is the intention of the parties hereto that the Company shall pay amounts referred to in this Section directly. In the event the Bank pays any of the amounts referred to in this Section directly, the Company will reimburse the Bank for such advances and interest on such advance shall accrue until reimbursed at the Default Rate.

      Section X.2. Indemnification. From and at all times after the date of this Reimbursement Agreement, and in addition to all of the Bank's other rights and remedies against the Company, the Company agrees to indemnify, defend and hold harmless the Bank, and each director, officer, employee, agent, successor, assign and affiliate of the Bank from and against the following (collectively "Costs"): any and all claims (whether valid or not), losses, damages, actions, suits, inquiries, investigations, administrative proceedings, judgments, liens, liabilities, penalties, fines, amounts paid in settlement, requirements of Governmental Authorities, punitive damages, interest, damages to natural resources and other costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees and expenses, court costs and fees, and consultant and expert witness fees and expenses) arising in any manner, directly or indirectly, out of or by reason of (a) the negotiation, preparation, execution or performance of this Reimbursement Agreement or the Related Documents, or any transaction contemplated herein or therein, whether or not the Bank or any other party protected under the indemnity agreement under this paragraph is a party to any action, proceeding or suit in question, or the target of any inquiry or investigation in question; provided, however, that no indemnified party shall have the right to be indemnified hereunder for any liability resulting from the willful misconduct or gross negligence of such indemnified party (as finally determined by a court of competent jurisdiction), (b) any breach of any of the covenants, warranties or representations of the Company hereunder or under any Related Document, (c) any violation or alleged violation of any Environmental Law, federal or state securities law, common law, equitable requirement or other legal requirement by the Company or with respect to any property owned, leased or operated by the Company (in the past, currently or in the future), (d) by reason of any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Offering Memorandum, or in any supplement or amendment thereto, or the omission to state therein a material fact necessary to make such statements, in the light of the circumstances under which they are or were made, not misleading (other than statements or information supplied by the Bank for incorporation in the Offering Memorandum); (e) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under, the Letter of Credit (unless such Cost was caused by the willful misconduct or gross negligence of the Bank); and/or (f) any presence, generation, treatment, storage, disposal, transport, movement, release, suspected release or threatened release of any Hazardous Material on, in, to or from any property (or any part thereof including without limitation the soil and groundwater thereon and thereunder) owned, leased or operated by the Company (in the past, currently or in the future).

      All of the foregoing Costs and obligations of the Company shall be additional obligations hereunder. In the event the Bank or any other indemnified party shall suffer or incur any Costs, the Company shall pay to the indemnified party the total of all such Costs suffered or incurred by the party, and fulfill its other obligations hereunder, on demand.

      Without limiting the foregoing, the Company shall be obligated to pay, on demand, the costs of any investigation, monitoring, assessment, enforcement, removal, remediation, restoration or other response or corrective action undertaken by the Bank or any other indemnified party, or their respective agents, with respect to any property owned, leased or operated by the Company.

      It is expressly understood and agreed that the obligations of the Company under this Section shall not be limited to any extent by the term of the Letter of Credit or this Reimbursement Agreement and shall remain in full force and effect unless and until expressly terminated by Bank in writing.

      Section X.3. Waiver of Jury Trial. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, THE COMPANY HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING WITHIN THE STATE OF NORTH CAROLINA FOR ANY ACTION TO WHICH THE COMPANY AND THE BANK ARE PARTIES ARISING OUT OF OR IN CONNECTION WITH THIS REIMBURSEMENT AGREEMENT OR ANY OF THE RELATED DOCUMENTS. TO THE EXTENT PERMITTED BY LAW, THE COMPANY WAIVES TRIAL BY JURY AND WAIVES ANY OBJECTION WHICH THE COMPANY MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY ACTION INSTITUTED HEREUNDER OR UNDER ANY OF THE RELATED DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS REIMBURSEMENT AGREEMENT OR ANY OF THE RELATED DOCUMENTS, OR ANY OTHER PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS REIMBURSEMENT AGREEMENT OR ANY OF THE RELATED DOCUMENTS TO WHICH THE BANK IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BANK OR THE COMPANY, AND THE COMPANY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION THAT HAS JURISDICTION OVER THE COMPANY.

      Section X.4. Waiver of Automatic or Supplemental Stay. In the event that a petition for relief under any chapter of the Bankruptcy Code is filed by or against the Company, the Company promises and covenants that it will not seek a supplemental stay pursuant to Bankruptcy Code S-105 or 362 or any other relief pursuant to Bankruptcy Code S 105 or any other provision of the Bankruptcy Code, whether injunctive or otherwise, which would stay, interdict, condition, reduce or inhibit the Bank's ability to enforce any rights it has, at law or in equity, to collect the Reimbursement Obligations from any Person other than the Company.

      Section X.5. Notices. All demands, notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered, if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt), or five (5) days after being mailed, if mailed by first class, registered or certified mail, postage prepaid, to the address or telecopy number set forth below:

      Party                       Address

      Company                     Culp, Inc.
                                  101 South Main Street
                                  High Point, North Carolina  27261
                                  Attention:  Franklin N. Saxon
                                  Telephone:  (910) 888-6266
                                  Telecopy:   (910) 889-7089

      Bank                        Wachovia Bank, National Association
                                  Post Office Box 631
                                  High Point, North Carolina  27261
                                  Attention:  Peter T. Callahan
                                  Telephone:  (910) 887-7641
                                  Telecopy:   (910) 887-7550

      with copies to:             Wachovia Bank, National Association
                                  301 North Main Street
                                  Winston-Salem, North Carolina 27150
                                  Attention:  International Department

                                  Wachovia Bank, National Association
                                  100 North Main Street
                                  Winston-Salem, North Carolina 27101
                                  Attention:  Bond and Money Market
                                              Group/Customer Services

      Trustee                     First-Citizens Bank & Trust Company
                                  2917 Highwoods Boulevard
                                  Raleigh, North Carolina  27604
                                  Attention:  Corporate Trust Department
                                  Telephone:  (919) 755-7422
                                  Facsimile:  (919) 755-2025

The Company, the Bank or the Trustee may, by notice given hereunder, designate any further or different addresses or telecopy numbers to which subsequent demands, notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.

      Section X.6. Payment from Bank's Funds. The Bank hereby covenants and agrees that any payments under the Letter of Credit will be made with the Bank's own funds and not with funds of the Issuer or the Company.

      Section X.7. Limited Liability of the Bank. As between the Company and the Bank, the Company agrees to assume all risk of the acts or omissions of the Trustee (and any transferee of the Letter of Credit) with respect to its use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee (or transferee) and any beneficiary in connection therewith; (b)-the validity, or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged; or (c)-any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except that the Company shall have a claim against the Bank, and the Bank shall be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which were caused by: (y)-the Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms thereof; or (z)-the Bank's willful failure to pay under the Letter of Credit after the presentation to it by the Trustee (or a successor trustee under the Indenture to whom the Letter of Credit has been transferred in accordance with its terms) of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order without responsibility for further investigation.

      Section X.8. Continuing Obligations; Revival of Obligations. The obligations of the Company under this Reimbursement Agreement shall continue until all amounts due and owing to the Bank hereunder as of the Termination Date shall have been paid in full; provided, however, that the obligations of the Company pursuant to Sections 10.1 and 10.2 hereof shall survive the termination of this Reimbursement Agreement. The Company further agrees that to the extent the Company makes a payment to the Bank, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency or other similar state or federal statute, common law or principles of equity, then, to the extent of such repayment by the Bank, the Reimbursement Obligations or part thereof intended to be satisfied by such payment shall be revived and continued in full force and effect as if such payment had not been received by the Bank.

      Section X.9.  Confirmation  of Lien.  The Company  hereby  grants to the
Bank, to secure payment by the Company of sums due hereunder, a lien on moneys or instruments (at such times as they become payable to the Company under the Indenture) which the Company has an interest in or title to pursuant to Sections 4.1, 4.2 or 4.4 of the Indenture, now or hereafter held in the Bond Fund, Initial Fund or Bond Purchase Fund (as such terms are defined in the Indenture) or otherwise by the Trustee under any provision of the Indenture and in the right of the Company to receive any such moneys or instruments. The Bank hereby confirms that such lien is and shall be junior and subordinate to the lien on such moneys in favor of the holders of the Bonds and the Trustee.

      Section X.10. Controlling Law. This Reimbursement Agreement has been executed, delivered and accepted at, and shall be deemed to have been made in, North Carolina and shall be interpreted in accordance with the internal laws (as opposed to conflicts of laws provisions) of the State of North Carolina.

      Section X.11. Successors And Assigns. This Reimbursement Agreement shall be binding upon the Company, its successors and assigns and all rights against the Company arising under this Reimbursement Agreement shall be for the sole benefit of the Bank.

      Section X.12. Assignment and Sale. Without the prior written consent of the Bank, the Company may not sell, assign or transfer this Reimbursement Agreement or any of the Related Documents or any portion hereof or thereof, including without limitation the Company's rights, title, interests, remedies, powers, and duties hereunder or thereunder.

      Section X.13. Amendment. This Reimbursement Agreement can be amended or modified only by an instrument in writing signed by the parties. The Company must provide the Trustee with prior written notice of any amendment or modification of Section 2.2(b).

      Section X.14. Severability. In the event that any provision of this Reimbursement Agreement shall be determined to be invalid or unenforceable by any court of competent jurisdiction, such determination shall not invalidate or render unenforceable any other provision hereof.

      Section X.15. Entire Reimbursement Agreement. THIS REIMBURSEMENT AGREEMENT AND THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED CONTEMPORANEOUSLY HEREWITH AND THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE EMBODY THE ENTIRE REIMBURSEMENT AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF. THIS REIMBURSEMENT AGREEMENT AND THE DOCUMENTS AND INSTRUMENTS EXECUTED IN
CONNECTION HEREWITH AND THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE REPRESENT THE FINAL REIMBURSEMENT AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      Section  X.16.   Counterparts.   This  Reimbursement  Agreement  may  be
executed in several counterparts, each of which shall be an original and all of which, together shall constitute but one and the same instrument.

      Section  X.17.  Captions.  The  captions  to the  various  sections  and
subsections   of  this   Reimbursement   Agreement   have  been  inserted  for
convenience only and shall not limit or affect any of the terms hereof.









           [The remainder of this page is left blank intentionally.]

      IN WITNESS WHEREOF, the parties hereto have caused this Reimbursement Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                              CULP, INC.


                              By:   ___________________________________
                              Name: __________________________________
                              Title:  ________________________________


            [Execution by the Bank appears on the following page.]

                              WACHOVIA BANK, NATIONAL ASSOCIATION


                              By:   ____________________________________
                              Name: ___________________________________
                              Title:  _________________________________

                                   EXHIBIT A
                         IRREVOCABLE LETTER OF CREDIT
                              No. LC ___________


                                 July __, 1997



First-Citizens Bank & Trust Company, as Trustee
2917 Highwoods Boulevard
Raleigh, North Carolina 27604
Attention:  Corporate Trust Department

Ladies and Gentlemen:

      1. We hereby establish, at the request and for the account of Culp, Inc., a North Carolina corporation (the "Company"), in your favor, as Trustee under the Indenture of Trust dated as of July 1, 1997 (the "Indenture")
between The Robeson County Industrial Facilities and Pollution Control Financing Authority (the "Issuer") and the Trustee, pursuant to which $8,000,000 in aggregate principal amount of the Issuer's Tax-Exempt Adjustable Mode Industrial Development Revenue Bonds (Culp, Inc. Project) Series 1997 (the "Bonds") are being issued, our Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit"), in the amount of $8,925,000 (as more fully described below), effective immediately and expiring on the earliest to occur of any of the following (the "Termination Date"): (i)-the close of business on March 1, 2001, or, if such date is extended pursuant to Section-2.2(b) of the Reimbursement and Security Agreement dated as of July 1, 1997 between the Company and us (the "Reimbursement Agreement"), the date as so extended, (ii)-the date on which the principal amount of and interest on the Bonds shall have been paid in full, (iii)-the close of business on the second Business Day following conversion of the interest rate on the Bonds to a Fixed Rate (as defined in the Indenture), (iv)-the date on which we honor the draft drawn hereunder pursuant to Section 3.8(a)(iii) of the Indenture following the occurrence of an Event of Default under the Indenture and an acceleration, (v)-the date this Letter of Credit is surrendered to us for cancellation, or (vi)-the date we honor the final drawing available hereunder.


      2. We hereby irrevocably authorize you to draw on us in accordance with the terms and conditions, and subject to reductions in amount and reinstatement, as hereinafter set forth, by your drafts, an aggregate amount not exceeding $8,500,000 (the "Letter of Credit Amount"), of which an aggregate amount not exceeding $8,500,000 may be drawn upon with respect to payment of principal of the Bonds or that portion of the purchase price of Bonds tendered for purchase ("Purchase Price") corresponding to principal (the "Letter of Credit Amount-Principal Component"), and of which an aggregate amount not exceeding $425,000 (but no more than an amount equal to accrued interest on the Bonds for the immediately preceding 120 days, computed as though the Bonds bore interest at the rate of 15% per annum notwithstanding the actual rate borne by the Bonds from time to time, based on a 360-day year) may be drawn upon with respect to payment of interest on the Bonds or that portion of the Purchase Price of Bonds corresponding to interest (the "Letter of Credit Amount-Interest Component"). The foregoing maximum amounts comprising the Letter of Credit Amount-Principal Component and the Letter of Credit Amount-Interest Component will be reduced upon redemption of any Bonds as provided in Section 2.18 of the Indenture or upon payment of Bonds at maturity or upon defeasance of any Bonds pursuant to
Article V of the Indenture, and in such circumstances you shall deliver to us a certificate in the form of Exhibit-5 attached hereto.

      3. Only you, as Trustee may make drawings under this Letter of Credit. Upon the payment to you or your account of the amount specified in a draft drawn hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such draft, and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such draft to you or to any other person who may have made to you or who makes to you a demand for purchase of, or payment of principal of or interest on any Bond. Bonds that are registered in the name of, or held by or for the account of the Company or are held or required to be held for our benefit pursuant to Section 2.8(b) of the Indenture ("Pledged Bonds") shall not be entitled to any benefit of this Letter of Credit.

      4. The Letter of Credit Amount-Principal Component and the Letter of Credit Amount-Interest Component, as the case may be, shall be reduced immediately following our honoring any draft drawn hereunder to pay principal of, or interest on, the Bonds, to pay the interest portion of the Purchase Price of the Bonds, or to pay the principal portion of the Purchase Price of the Bonds (a "Tender Drawing"), in each case by an amount equal to the amount of such draft.

      5. On the tenth calendar day following each drawing hereunder to pay interest on the Bonds (including interest constituting a portion of the Purchase Price of Bonds), the amount so drawn shall be reinstated to the Letter of Credit Amount-Interest Component unless you shall have theretofore received notice from us to the effect that (i)-we have not been reimbursed in full by the Company for the amount of such drawing, together with interest, if any, owing thereon pursuant to the Reimbursement Agreement or (ii)-an Event of Default under the Reimbursement Agreement between the Company and us has occurred and is then continuing.

      6. Immediately upon our written notice to you that we have been reimbursed for any loan or advance made by us to the Company, the proceeds of which loan or advance were used by the Company to reimburse us for a Tender Drawing hereunder, the amount so drawn shall be restored, as of the date of the Tender Drawing, to the Letter of Credit Amount-Principal Component.

      7. Subject to the provisions of paragraphs 5 and 6 hereof, drawings hereunder honored by us shall not, in the aggregate, exceed the Letter of Credit Amount, as reduced from time to time pursuant to the terms hereof.

      8.    Funds  under this  Letter of Credit are  available  to you against
(a) your draft payable on the date such draft is drawn on us, stating on its face: "Drawn under Wachovia Bank of North Carolina, National Association Irrevocable Letter of Credit No. LC ___-______"; (b)-if the drawing is being made with respect to payment of principal of the Bonds, a certificate signed by you in the form of Exhibit 1 attached hereto appropriately completed;
(c)-if the drawing is being made with respect to payment of interest on the Bonds, a certificate signed by you in the form of Exhibit-2 attached hereto appropriately completed; (d)-if the drawing is a Tender Drawing, a certificate signed by you in the form of Exhibit-3 attached hereto appropriately completed; and (e)-simultaneously with any Tender Drawing being made hereunder, a certificate signed by you in the form of Exhibit-4 attached hereto appropriately completed regarding the portion of the Purchase Price of the Bonds corresponding to interest. Such draft(s) and certificate(s) shall be dated the date of presentation, which shall be made at our office located at 301-North Main Street, Winston-Salem, North Carolina 27150, Attention:
International Department (or any other office which may be designated by us by written notice delivered to you). If we receive your draft(s) and certificate(s) at such office, all in strict conformity with the terms and conditions of this Letter of Credit, at or prior to 11:00 a.m., Winston-Salem, North Carolina time, on a Business Day on or prior to the Termination Date, we will honor the same no later than 1:00-p.m., Winston-Salem, North Carolina time, on the same Business Day in accordance with your payment instructions. If we receive your drafts and certificates (as referenced in subparagraphs (a) through (e) above) after 11:00-a.m., Winston-Salem, North Carolina time, on a Business Day, on or prior to the Termination Date, we will honor the same no later than 11:00 a.m., Winston-Salem, North Carolina time, on the next succeeding Business Day. Advance notification of drawings under this Letter of Credit may be made by a telecopy transmission of the documents described in the applicable subparagraphs (a) through (e) above not less than one Business Day prior to the date of presentation to Telecopier No. (910) 770-4058 (with transmission confirmed by call to Telephone No. (910) 770-6456) or such other telecopier and telephone numbers that we hereafter designate by written notice delivered to you. If an advance notification of drawing is made by telecopier, it must contain an additional certification by you that the originals of the draft and the certificate on your letterhead manually signed by one of your officers will be concurrently forwarded to us by express courier to reach us by the date of payment. Payment under this Letter of Credit will be made out of our funds and, if requested by you, will be made by wire transfer of federal funds to your account with any bank which is a member of the Federal Reserve System, or by deposit of immediately available funds into a designated account that you maintain with us.

      9. As used herein, the term "Business Day" shall mean any day on which our office at which drawings on this Letter of Credit are made and the offices of the Trustee, the Paying Agent, the Tender Agent, the Registrar and the Remarketing Agent (as each term is defined in the Indenture) are each open for business and on which The New York Stock Exchange is not closed.

      10. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at our office address set forth in or designated pursuant to Paragraph 8 above and shall specifically refer to the number of this Letter of Credit.

      11. This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture and may be successively so transferred. Transfer of the available balance under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate substantially in the form of Exhibit-6 attached hereto and payment of our customary transfer fee.

      12. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds, the Indenture and the Reimbursement Agreement), except the forms of the certificates and the drafts referred to herein, and any such reference (except as aforesaid) shall not be deemed to incorporate herein, any document, instrument or agreement except for such certificates or drafts.

      13. This Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500 or by subsequent Uniform Customs and Practice for Documentary Credits fixed by subsequent Congresses of the International Chamber of Commerce (the "UCP") and, to the extent not inconsistent with the UCP, the laws of the State of North Carolina.


                                    Very truly yours,

                                    WACHOVIA BANK, NATIONAL ASSOCIATION


                                    By:   ______________________________
                                          Authorized Officer

                                   EXHIBIT 1

                  CERTIFICATE FOR THE PAYMENT OF PRINCIPAL OF
                 THE ROBESON COUNTY INDUSTRIAL FACILITIES AND
                     POLLUTION CONTROL FINANCING AUTHORITY
                           TAX-EXEMPT ADJUSTABLE MODE
                     INDUSTRIAL DEVELOPMENT REVENUE BONDS
                       (CULP, INC. PROJECT) SERIES 1997


      The undersigned, a duly authorized officer of First-Citizens Bank & Trust Company (the "Trustee"), hereby certifies as follows to Wachovia Bank, National Association (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      (1)   The Trustee is the Trustee under the Indenture.


      (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of principal of the Bonds in accordance with Section 3.8 of the Indenture.

      (3) The amount of principal of the Bonds which is due and payable (or which has been declared to be due and payable) and with respect to the payment of which the Trustee does not have available amounts that pursuant to Section 4.1 of the Indenture are to be applied to such payment prior to moneys drawn under the Letter of Credit is $____________, and the amount of the draft accompanying this Certificate does not exceed such amount of principal.

      (4) The amount of the draft accompanying this Certificate does not include any amount in respect of the principal amount of any Pledged Bonds, does not exceed the amount available to be drawn under the Letter of Credit in respect of payment of principal of the Bonds and was computed in accordance with the terms and conditions of the Bonds and the Indenture.

      [(5) The draft accompanying this certificate is the final draft to be drawn under the Letter of Credit with respect to principal and, upon the honoring of such draft, the Letter of Credit will expire in accordance with its terms and the Trustee will surrender the Letter of Credit to the Bank.]*

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of _______________, _____.


                                    FIRST-CITIZENS  BANK & TRUST  COMPANY,  as
                                    Trustee


                                    By:   _______________________________
                                          [Name and Title]

* To be used only upon stated or accelerated maturity or optional or mandatory redemption of the Bonds as a whole.

                                   EXHIBIT 2

                  CERTIFICATE FOR THE PAYMENT OF INTEREST ON
                 THE ROBESON COUNTY INDUSTRIAL FACILITIES AND
                     POLLUTION CONTROL FINANCING AUTHORITY
                          TAX-EXEMPT ADJUSTABLE MODE
                     INDUSTRIAL DEVELOPMENT REVENUE BONDS
                       (CULP, INC. PROJECT) SERIES 1997


      The undersigned, a duly authorized officer of First-Citizens Bank & Trust Company (the "Trustee"), hereby certifies as follows to Wachovia Bank, National Association (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      (1)   The Trustee is the Trustee under the Indenture.


      (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of interest accrued on the Bonds in accordance with Section 3.8 of the Indenture.

      (3) The amount of interest on the Bonds which is due and payable (or which has been declared to be due and payable) and with respect to the payment of which the Trustee does not have available amounts that pursuant to Section 4.1 of the Indenture are to be applied to such payment prior to moneys drawn under the Letter of Credit is $____________, and the amount of the draft accompanying this Certificate does not exceed such amount of interest.

      (4) The amount of the draft accompanying this Certificate does not include any amount in respect of the interest on any Pledged Bonds, does not exceed the amount available to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date or to the redemption date, as the case may be, and was computed in accordance with the terms and conditions of the Bonds and the Indenture.

      [(5) The draft accompanying this certificate is the final draft to be drawn under the Letter of Credit with respect to interest and, upon the honoring of such draft, no Bonds shall remain Outstanding (as defined in the Indenture), the Letter of Credit will expire in accordance with its terms and the Trustee will surrender the Letter of Credit to the Bank.]*

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of _______________.


                              FIRST CITIZENS BANK & TRUST COMPANY, as-Trustee


                              By:   ___________________________________
                                    [Name and Title]


______________
* To be used only upon stated or accelerated maturity or optional or mandatory redemption of the Bonds as a whole.

                                   EXHIBIT 3

                CERTIFICATE FOR THE PAYMENT OF THAT PORTION OF
                 THE PURCHASE PRICE OF BONDS CORRESPONDING TO
             PRINCIPAL OF THE ROBESON COUNTY INDUSTRIAL FACILITIES
                   AND POLLUTION CONTROL FINANCING AUTHORITY
                          TAX-EXEMPT ADJUSTABLE MODE
                     INDUSTRIAL DEVELOPMENT REVENUE BONDS
                       (CULP, INC. PROJECT) SERIES 1997

      The undersigned, a duly authorized officer of First-Citizens Bank-& Trust Company (the "Trustee"), hereby certifies as follows to Wachovia Bank, National Association (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      (1)   The Trustee is the Trustee under the Indenture.


      (2) The Trustee is making a Tender Drawing under the Letter of Credit pursuant to Section 3.8(a)(ii) of the Indenture with respect to the purchase of Bonds corresponding to the principal of Bonds tendered or deemed tendered pursuant to Section 2.6 of the Indenture and not remarketed by the Remarketing Agent on or before the date such Bonds are to be purchased.

      (3) The amount of Purchase Price corresponding to principal of such Bonds less the amount of monies on deposit in the Bond Purchase Fund and available for the purchase of such Bonds as contemplated in Section 2.6(g)(i) and (ii) of the Indenture is $____________ and the amount of the draft accompanying this Certificate does not exceed such amount of principal.

      (4) The amount of the draft accompanying this Certificate does not exceed the amount available to be drawn under the Letter of
            Credit in respect of the Purchase Price corresponding to principal of such Bonds and was computed in accordance with the terms and conditions of the Bonds and the Indenture.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of _______________.


                              FIRST CITIZENS BANK & TRUST COMPANY, as-Trustee


                              By:   ___________________________________
                                    [Name and Title]

P






                                   EXHIBIT 4

                CERTIFICATE FOR THE PAYMENT OF THAT PORTION OF
                 THE PURCHASE PRICE OF BONDS CORRESPONDING TO
             INTEREST ON THE ROBESON COUNTY INDUSTRIAL FACILITIES
                   AND POLLUTION CONTROL FINANCING AUTHORITY
                          TAX-EXEMPT ADJUSTABLE MODE
                     INDUSTRIAL DEVELOPMENT REVENUE BONDS
                       (CULP, INC. PROJECT) SERIES 1997

      The undersigned, a duly authorized officer of First-Citizens Bank & Trust Company (the "Trustee"), hereby certifies as follows to Wachovia Bank, National Association (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      (1)   The Trustee is the Trustee under the Indenture.


      (2) The Trustee is making a Tender Drawing under the Letter of Credit pursuant to Section 3.8(a)(ii) of the Indenture simultaneously herewith with respect to the purchase of Bonds corresponding to principal on Bonds tendered or deemed tendered pursuant to
            Section 2.6 of the Indenture and not remarketed by the Remarketing Agent on or before the date such Bonds are to be purchased.

      (3) A portion of the Purchase Price of Bonds corresponding to interest on such Bonds less the amount of monies on deposit in the Bond Purchase Fund and available for the purchase of such Bonds as contemplated in Section 2.6(g)(i) and (ii) of the Indenture is $____________ and the amount of the draft accompanying this Certificate does not exceed such amount of interest.

      (4) The amount of the draft accompanying this Certificate does not exceed the amount available to be drawn under the Letter of Credit in respect of the Purchase Price corresponding to interest on such Bonds and was computed in accordance with the terms and conditions of the Bonds and the Indenture.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of ______________, _____.


                              FIRST-CITIZENS BANK & TRUST COMPANY,
                              as Trustee


                              By:   _______________________________
                                    [Name and Title]

                                   EXHIBIT 5

                         CERTIFICATE FOR THE PERMANENT
                     REDUCTION OF LETTER OF CREDIT AMOUNT


      The undersigned, a duly authorized officer of First-Citizens Bank-& Trust Company (the "Trustee"), hereby certifies as follows to Wachovia Bank, National Association (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.


P

      (1)   The Trustee is the Trustee under the Indenture.


      (2) The aggregate principal amount of the Bonds Outstanding (as defined in the Indenture) has been reduced to $___________.

      (3)   The  Letter  of  Credit   Amount-Principal   Component  is  hereby
            correspondingly reduced to $___________.

      (4) The Letter of Credit Amount-Interest Component is hereby reduced to $____________ [calculated by multiplying the amount of the principal amount in the last line of paragraph (2) hereof by 15% and multiplying the product thereof by the quotient of 120 divided by 360] to reflect the amount of interest allocable to the reduced amount of principal set forth in paragraph (3) hereof.


      IN WITNESS WHEREOF, the Trustee has executed this Certificate as of the ______ day of _______________, ____.


                              FIRST-CITIZENS BANK & TRUST COMPANY,
                              as Trustee


                              By:   _______________________________
                                    [Name and Title]

                                   EXHIBIT 6

                            INSTRUCTION TO TRANSFER


                                                        _______________, _____


Wachovia Bank, National Association
301 North Main Street
Winston-Salem, North Carolina 27150
Attention:  International Department

       Re:  Irrevocable Letter of Credit No. LC ___-______

Ladies and Gentlemen:

      For value received, the undersigned beneficiary hereby irrevocably instructs you to transfer to:

            ___________________________________
            (Name of Transferee)


            ___________________________________
            (Address)

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit"). The transferee has succeeded the undersigned as Trustee under the Indenture of Trust dated as of July 1, 1997, between The Robeson County Industrial Facilities and Pollution Control Financing Authority and First-Citizens Bank & Trust Company, as trustee.

      By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _____________, ___.


                              FIRST-CITIZENS BANK & TRUST COMPANY,
                              as Trustee




                              By:   _______________________________
                                    [Name and Title]